                                                                   Exhibit 10.34
                                                                    (Four pages)

September 12, 1996


Mrs. Li Sau Foon
c/o Wardley Securities Ltd.
3rd Floor Hutchison House
10 Harcourt Road
Hong Kong

SUBJECT: Private Placement of Restricted Common Stock of XXsys Technologies,
Inc.

Dear Mrs. Li:

         Thank you for your interest in purchasing $1 million in restricted common stock of XXsys Technologies, Inc. I am happy to offer to you these securities based on the following terms and conditions:

1. The purchase price shall be 80% of the prior 20-day trading average for the common stock traded on the Nasdaq Small Cap Exchange. However, such share price shall not be less than $2.75 a share.

2. The Closing of the stock purchase shall occur on or before October 31, 1996, payable in two installment as specified in paragraph 3 below. Funds are to be received in our U.S. account indicated below by the specified dates. Wire transfer instructions are as follows:

                  Morgan Guaranty & Trust Company
                  15 Broad Street
                  New York, NY 10015
                  ABA #021 000 238
                  Account # 72200011
                  Prudential Securities Inc.

                  For further credit to:
                   0EO-968473 17
                  XXsys Technologies, Inc.

3. The Company will accept up to 50% of the purchase price by September 30, 1996 and the balance by October 31, 1996.

4. You will agree to a twelve-month lock up of the stock certificate from the date of investment or until the common stock maintains an average price of $3.50 a share or better for 20 continuous trading days. The shares will be registered in your name or however you should choose to be registered.

5. During the lock up period you will be entitled to vote your shares accordingly on any matters that may come before the shareholders for vote as though you were in possession of such certificates.

6. The Company agrees to give you a first right of refusal on participating in up to $3 million in additional financing between January 1, 1997, and December 31, 1997, on the terms that the Company may be offering at that time.


         Should you decide to proceed with the investment in XXsys, please acknowledge the terms and conditions of purchase by executing a copy of this letter and returning to me at your earliest convenience. I have also enclosed a stock subscription agreement to be filled out and executed by you for the purchase of these shares. Thank you again for your interest in XXsys.


Best Regards,

/s/ Dr. Gloria Ma

Dr. Gloria Ma
Chairman and Chief Executive



READ AND AGREED:                                  DATE:

/s/ Li Sau Foon                             September 15, 1996
------------------------                    -----------------------
Li Sau Foon

September 12, 1996


Tung Bik Lin
c/o Wardley Securities Ltd.
3rd Floor Hutchison House
10 Harcourt Road
Hong Kong

SUBJECT: Private Placement of Restricted Common Stock of XXsys Technologies,
Inc.

Dear Ms. Tung:

         Thank you for your interest in purchasing $1 million in restricted common stock of XXsys Technologies, Inc. I am happy to offer to you these securities based on the following terms and conditions:

1. The purchase price shall be 80% of the prior 20-day trading average for the common stock traded on the Nasdaq Small Cap Exchange. However, such share price shall not be less than $2.75 a share.

2. The Closing of the stock purchase shall occur on or before October 31, 1996, payable in two installment as specified in paragraph 3 below. Funds are to be received in our U.S. account indicated below by the specified dates. Wire transfer instructions are as follows:

                  Morgan Guaranty & Trust Company
                  15 Broad Street
                  New York, NY 10015
                  ABA #021 000 238
                  Account # 72200011
                  Prudential Securities Inc.

                  For further credit to:
                   0EO-968473 17
                  XXsys Technologies, Inc.

3. The Company will accept up to 50% of the purchase price by September 30, 1996 and the balance by October 31, 1996.

4. You will agree to a twelve-month lock up of the stock certificate from the date of investment or until the common stock maintains an average price of $3.50 a share or better for 20 continuous trading days. The shares will be registered in your name or however you should choose to be registered.

5. During the lock up period you will be entitled to vote your shares accordingly on any matters that may come before the shareholders for vote as though you were in possession of such certificates.

6. The Company agrees to give you a first right of refusal on participating in up to $3 million in additional financing between January 1, 1997, and December 31, 1997, on the terms that the Company may be offering at that time.


         Should you decide to proceed with the investment in XXsys, please acknowledge the terms and conditions of purchase by executing a copy of this letter and returning to me at your earliest convenience. I have also enclosed a stock subscription agreement to be filled out and executed by you for the purchase of these shares. Thank you again for your interest in XXsys.


Best Regards,

/s/ Dr. Gloria Ma

Dr. Gloria Ma
Chairman and Chief Executive


READ AND AGREED:                                  DATE:

/s/ Tung Bik Lin                            September 15, 1996
------------------------                    -----------------------
Tung Bik Lin